================================================================================


              THIRD AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT

                          dated as of February 11, 1998


                                      among


                        JAMES RIVER COGENERATION COMPANY


                           COGENTRIX OF VIRGINIA, INC.


                                 CREDIT LYONNAIS
                as Grantee for the Benefit of the Secured Parties
                               and as Issuing Bank


                                       and


                           FIRST UNION NATIONAL BANK,
                                as Security Agent



                   ------------------------------------------
                              Cogeneration Facility
                               Hopewell, Virginia
                   ------------------------------------------



================================================================================

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

                                   ARTICLE I

               Definitions................................................. 3

                                   ARTICLE II

               Appointment of Security Agent;
               Establishment of Accounts .................................. 6
SECTION 2.1    Appointment of Security Agent............................... 6
SECTION 2.2    Creation of Accounts........................................ 6

                                  ARTICLE III

               Deposits into Accounts...................................... 7
SECTION 3.1    Security Interest; Deposit of Revenues and
               Special Payments............................................ 7
SECTION 3.2    Books of Account............................................ 7
SECTION 3.3    Deposits Irrevocable........................................ 8
SECTION 3.4    Indemnity Agreements........................................ 8

                                   ARTICLE IV

               Payments from Accounts...................................... 8
SECTION 4.1    Revenue Account -- Weekly Payments.......................... 8
SECTION 4.2    Revenue Account -- Monthly Payments......................... 8
SECTION 4.3    Revenue Account -- Quarterly Payments....................... 10
SECTION 4.4    Senior Debt Service Account................................. 11
SECTION 4.5    Distributions from the Debt Protection Security Account..... 11
SECTION 4.6    Debt Protection Account..................................... 12
SECTION 4.7    Special Payment Account..................................... 13
SECTION 4.8    Property Tax Account........................................ 13
SECTION 4.9    ............................................................ 14
SECTION 4.10   Transfers Following Events of Default Acceleration.......... 14
SECTION 4.11   Transfers from Accounts on the Effective Date............... 14

                                   ARTICLE V

               Investment.................................................. 16

                                   ARTICLE VI

               Security Agent.............................................. 16
SECTION 6.1    Rights, Duties, Etc......................................... 16
SECTION 6.2    Resignation or Removal...................................... 17

                                  ARTICLE VII

               Determinations.............................................. 18

                                                                          Page
                                                                          ----

SECTION 7.1    Value....................................................... 18
SECTION 7.2    Other Determinations........................................ 18
SECTION 7.3    Available Cash.............................................. 18

                                  ARTICLE VIII

               Miscellaneous............................................... 19
SECTION 8.1    Fees and Indemnification of Security Agent.................. 19
SECTION 8.2    Termination, Etc............................................ 19
SECTION 8.3    Severability................................................ 19
SECTION 8.4    Counterparts................................................ 20
SECTION 8.5    Amendments.................................................. 20
SECTION 8.6    Applicable Law.............................................. 20
SECTION 8.7    Notices..................................................... 20
SECTION 8.8    Limitations on Recourse..................................... 20
SECTION 8.9    Benefit of Agreement........................................ 22

                  THIRD AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT, dated as of February 11, 1998, among JAMES RIVER COGENERATION COMPANY, a North Carolina general partnership (the "Partnership"); COGENTRIX OF VIRGINIA, INC., a Virginia corporation ("Cogentrix Virginia"); CREDIT LYONNAIS, as grantee (in such capacity, the "Grantee") for the benefit of the Secured Parties referred to below and as issuer of the Debt Service Letter of Credit as defined in the Reimbursement Agreement referred to below (in such capacity, the "Issuing Bank"); and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Grantee under this Agreement (the "Security Agent").


                              W I T N E S S E T H :


                  WHEREAS, the Partnership owns and operates a cogeneration facility having a gross nameplate rating of 110 megawatts located in Hopewell, Virginia (the "Facility"); and

                  WHEREAS, the acquisition, construction and equipping of the Facility has been financed by credit facilities made available pursuant to an Application for Letter of Credit and Reimbursement Agreement dated as of December 1, 1986, as amended by First Amendment dated as of February 20, 1987, among Cogentrix Virginia, Bank Paribas, New York Branch, as issuing bank (in such capacity, the "Original Issuing Bank"), certain banks (the "Original Banks") and Banque Paribas, New York Branch, as agent (in such capacity, the "Original Agent"), and as further amended by an Assumption and Modification Agreement dated as of October 1, 1987 among the Partnership, Cogentrix Virginia, the Original Issuing Bank, the Original Banks and the Original Agent (herein called the "Original Reimbursement Agreement"); and

                  WHEREAS, pursuant to the provisions of the Original Reimbursement Agreement, Cogentrix Virginia, the Grantee, NCNB National Bank of North Carolina (the "Original Security Agent"), Cogentrix, Inc., a North Carolina corporation, and Combustion Engineering, Inc., a Delaware corporation, entered into a Security Deposit Agreement dated as of December 31, 1986, as amended by Modification Agreement dated as of October 1, 1987 among said parties and the Partnership (herein called the "Original Security Deposit Agreement"); and

                  WHEREAS, the parties to the Original Reimbursement Agreement amended and restated such agreement pursuant to the Amended and Restated Application for Letter of Credit and Reimbursement Agreement dated as of September 1, 1988, among the Partnership, the Original Issuing Bank, the Banks (as defined therein) and the Original Agent, and such parties subsequently amended and restated such Amended and Restated Application for Letter of Credit and

Reimbursement Agreement pursuant to the Second Amended and Restated Application for Letter of Credit and Reimbursement Agreement, dated as of July 1, 1996, among the Partnership, (as defined therein) and the Original Agent (such Second Amended and Restated Application for Letter of Credit and Reimbursement Agreement herein called the "Existing Reimbursement Agreement"); and

                  WHEREAS, the Partnership, Cogentrix Virginia, the Grantee and the Original Security Agent amended and restated the Original Security Deposit Agreement pursuant to the Amended and Restated Security Deposit Agreement, dated as of September 1, 1988, and such parties subsequently amended and restated such Amended and Restated Security Deposit Agreement pursuant to the Second Amended and Restated Security Deposit Agreement, dated as of July 1, 1996 (such Second Amended and Restated Security Deposit Agreement herein called the "Existing Security Deposit Agreement"); and

                  WHEREAS, the Original Agent desires to resign as agent for the banks under the Existing Reimbursement Agreement and as grantee under the Existing Security Deposit Agreement and Credit Lyonnais has agreed to accept such positions; and

                  WHEREAS, the parties to the Existing Reimbursement Agreement have agreed to amend and restate the Existing Reimbursement Agreement in its entirety pursuant to a Third Amended and Restated Application for Letter of Credit and Reimbursement Agreement, dated as of February 11, 1998 (herein, as amended, supplemented or otherwise modified from time to time, called the "Reimbursement Agreement"), among the Partnership, the banks identified as "Banks" on the signature pages thereof (the "Banks") and Credit Lyonnais as the Issuing Bank and as the agent for the Banks and the Issuing Bank (in such capacity, the "Agent"); and

                  WHEREAS, it is a condition to the Reimbursement Agreement's becoming effective that the Existing Security Deposit Agreement shall be amended and restated in its entirety to read as hereinafter set forth; and

                  WHEREAS, First Union National Bank has agreed to continue to act as agent for the Grantee pursuant to the terms of this Agreement; and

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree that on the Effective Date (as hereinafter defined) the Existing Security Deposit Agreement shall be amended and restated in its entirety to read as follows:

                                    ARTICLE I

                                   Definitions

                  Unless the context shall otherwise require, the capitalized terms used herein (and not otherwise defined herein) shall have the meanings assigned to them in the Reimbursement Agreement (such definitions to be equally applicable to the singular and plural forms of the terms defined).

                  In addition, the following terms when used herein shall have the following meanings:

                  "Accounts" shall mean the Revenue Account, the Senior Debt Service Account, the Debt Protection Account, the Special Payment Account, the Property Tax Account and the Insurance Proceeds Account.

                  "Agreement", "hereto", "hereof", "hereunder" and words of similar import shall mean this Third Amended and Restated Security Deposit Agreement, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the provisions hereof.

                  "Debt Protection Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.2 of the Existing Security Deposit Agreement, and continued to be maintained by the Security Agent pursuant to this Agreement.

                  "Distribution Certificate" shall mean a certificate signed by the Treasurer of the Partnership and countersigned by the Grantee certifying that, as of a Partnership Distribution Date, all conditions have been satisfied under Section 8.3 of the Reimbursement Agreement for the Partnership to make Restricted Payments.

                  "Effective Date" shall mean the date designated as the "Effective Date" in a written notice delivered by the Grantee to the Security Agent.

                  "Insurance Proceeds Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.2(b) hereof.

                  "Lenders" shall mean the Grantee and the Secured Parties.

                  "Monthly Distribution Date" the seventh day of each calendar month unless such day is not a Business Day, in which case the Business Day next succeeding such seventh day of such calendar month.

                  "Partnership Distribution Date" shall mean the first Business Day to occur after each date on which the Security Agent makes the transfers from the Revenue Account required by Section 4.3 hereof.

                  "Permitted Investments" shall mean (a) marketable direct obligations of the United States of America, (b) marketable obligations directly and fully guaranteed as to interest and principal by the United States of America, (c) demand deposits with the Security Agent, and time deposits, certificates of deposit and banker's acceptances issued by (i) the Agent or (ii) any member bank of the Federal Reserve System which is organized under the laws of the United States of America or any state thereof or any United States branch of a foreign bank, in each case whose long-term debt securities are rated "A" or better by Standard & Poor's Corporation and "A2" or better by Moody's Investors Service, Inc., (d) commercial paper or tax exempt obligations given the highest rating by Moody's Investors Service, Inc. and Standard & Poor's Corporation, (e) obligations of the Agent or any bank described in clause (c) above, in respect of the repurchase of obligations of the type as described in clauses (a) and (b) hereof, provided that such repurchase obligations shall be fully secured by obligations of the type described in said clauses (a) and (b) and the possession of such obligations shall be transferred to, and segregated from other obligations owned by, the Agent or any such bank, (f) instruments rated "AAA" by Standard & Poor's Corporation and "Aaa" by Moody's Investors Service, Inc. issued by investment companies and having a maturity of 180 days or less, (g) eurodollar certificates of deposit issued by the Agent or any bank described in clause (c) above, and (h) marketable securities rated not less than "A-1" by Standard & Poor's Corporation or not less than "Prime-1" by Moody's Investors Service, Inc. In no event shall any cash in the Accounts be invested in any obligation, certificate of deposit, acceptance, commercial paper or instrument which by its terms matures (A) more than 180 days after the date of investment, unless the Agent or a bank meeting the requirements of clause (c) above shall have agreed to repurchase such obligation, certificate of deposit, acceptance, commercial paper or instrument at its purchase price plus earned interest within no more than 180 days after its purchase hereunder or (B) after the next Installment Payment Date.

                  "Property Tax Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.2(b) hereof.

                  "Quarterly Distribution Date" shall mean the earlier of (i) the date which is one month after each Installment Payment Date and
         (ii) the date after each Installment Payment Date on which the Partnership delivers the certificate required by Section 7.15 of the Reimbursement Agreement.

                  "Revenue Account" shall mean the special account designated by that name established by the Security Agent pursuant to Section 2.2 of the Existing Security Deposit Agreement, and continued to be maintained by the Security Agent pursuant to this Agreement.

                  "Revenues" shall mean all revenues and payments at any time received by the Partnership (other than (i) the proceeds of Loans made under the Reimbursement Agreement, (ii) Special Payments and (iii) any proceeds payable into the Insurance Proceeds Account pursuant to
         Section 4.12 hereof), including (without limitation) (a) all payments received by the Partnership under the Power Purchase Agreement and the Steam Purchase Agreement, (b) all other payments received by the Partnership from the sale of electricity or steam or by-products produced by the Facility, (c) all proceeds of any business interruption insurance or contingent business interruption insurance, (d) all payments received by the Partnership pursuant to any Swap, (e) the net cash proceeds of any sale transfer or other disposition of any asset by the Partnership whether or not permitted by Section 8.1 or 14.6 of the Reimbursement Agreement, (f) all payments received under all other Project Documents, (g) all payments received by the Partnership in respect of property tax refunds and (h) the proceeds of all Junior Working Capital Loans.

                  "Secured Obligations" shall mean the Senior Debt.

                  "Secured Parties" shall mean the Banks, the Agent, the Issuing Bank and any Swap Counterparties.

                  "Senior Debt" shall mean all Obligations of the Partnership to the Secured Parties or any of them.

                  "Senior Debt Service Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.2 of the Existing Security Deposit Agreement, and continued to be maintained by the Security Agent pursuant to this Agreement.

                  "Special Payment Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.2 of the Existing Security Deposit Agreement, and continued to be maintained by the Security Agent pursuant to this Agreement.

                  "Special Payments" shall mean the proceeds of all payments of damages made by Pontiki or MAPCO Coal, Inc. to the Partnership pursuant to Section 9.06 of the Coal Sales Agreement.

                  "Value" shall have the meaning ascribed thereto in Section 7.1 hereof.

                  "Weekly Distribution Date" shall have the meaning ascribed thereto in Section 4.1 hereof.

                                   ARTICLE II

                         Appointment of Security Agent;
                            Establishment of Accounts

                  SECTION 2.1 Appointment of Security Agent. First Union National Bank is hereby appointed by the Partnership and the Grantee as security agent hereunder, and the Security Agent hereby agrees to act as such and to accept all cash, payments, other amounts and Permitted Investments to be delivered to or held by the Security Agent pursuant to the terms of this Agreement. The Security Agent shall hold and safeguard the Accounts (and the cash, instruments and securities on deposit therein) during the term of this Agreement and shall treat the cash, instruments and securities in the Accounts as funds, instruments and securities pledged by the Partnership to the Lenders to be held by the Security Agent, as agent of the Lenders, in trust in accordance with the provisions hereof.

                  SECTION 2.2 Creation of Accounts. (a) The Security Agent has heretofore established and is maintaining the following four special, segregated and irrevocable cash collateral accounts which shall be maintained at all times until the termination of this Agreement:

                  (1)      Revenue Account
                  (2)      Senior Debt Service Account
                  (3)      Debt Protection Account
                  (4)      Special Payment Account

                  (b) The Security Agent shall establish on the Effective Date the following two additional special, segregated and irrevocable cash collateral accounts which shall be maintained at all times until the termination of this
Agreement:

                  (1)      Insurance Proceeds Account
                  (2)      Property Tax Account


                  (c) All moneys, investments and securities at any time on deposit in any of the Accounts shall constitute trust funds to be held in the custody of the Security Agent for the purposes and on the terms set forth in this Agreement.

                  (d) On the Effective Date after the transfers contemplated by
Section 4.11 hereof shall have been made, the Security Agent shall close and thereafter shall not be required to maintain the Excess Generation Reserve Accounts (as defined in the Existing Security Deposit Agreement).

                                   ARTICLE III

                             Deposits into Accounts

                  SECTION 3.1 Security Interest; Deposit of Revenues and
Special Payments. (a) In order to secure the performance by the Partnership of all of its covenants, agreements and obligations under the Project Documents and the payment by the Partnership of all Secured Obligations, this Agreement is intended to create, and the Partnership hereby pledges to, and creates in favor of the Grantee for the equal and ratable benefit of the Secured Parties a security interest in and to, the Accounts, all cash, investments and securities at any time on deposit in the Accounts, all present and future accounts (as defined in the North Carolina Uniform Commercial Code) of the Partnership, all other rights of the Partnership to receive the payment of money including (without limitation) all moneys due and to become due to the Partnership under the Power Purchase Agreement and the Steam Purchase Agreement and any other contract of the Partnership for the sale of electricity or steam or by-products produced by the Facility and all moneys due and to become due to the Partnership under the Construction Contract, and all proceeds of any of the foregoing. For the purpose of perfecting the security interest of the Lenders in and to the Accounts and all cash, investments and securities at any time on deposit in the Accounts, the Security Agent shall be deemed to be the agent of the Grantee.

                  (b) The Partnership shall instruct each Person from whom it receives any Revenues to pay such Revenues directly to the Security Agent for deposit in the Revenue Account, and if for any reason the Partnership shall receive any Revenues it shall deliver such Revenues in the exact form received (but with the Partnership's endorsement, if necessary) to the Security Agent for deposit in the Revenue Account not later than the third Business Day after the Partnership's receipt thereof. The Security Agent shall have the right to collect all Revenues directly from the Persons owing the same. All Revenues received by the Security Agent shall be deposited in the Revenue Account (except as otherwise permitted by Section 3.4 hereof).

                  (c) The Partnership shall have no rights or powers with respect to the Accounts or any of the cash or investments therein except the Partnership shall have the right to (i) direct investments as provided in
Article V hereof and (ii) have the cash in the Accounts applied in accordance with the terms hereof.

                  SECTION 3.2 Books of Account. The Security Agent shall maintain books of account for the Partnership on a cash basis and record therein all revenues and expenses of the Partnership of which the Security Agent has knowledge and all distributions from the Accounts hereunder.

                  SECTION 3.3 Deposits Irrevocable. Any deposit made into any Account hereunder shall be irrevocable and the amount of such deposit and any instrument or security held in such Account hereunder and all interest thereon shall be held in trust by the Security Agent and applied solely as provided herein.

                  SECTION 3.4 Indemnity Agreements. The Security Agent shall deposit all payments received pursuant to either of the Indemnity Agreements as directed by the Grantee which directions shall be in accordance with Section
3.01 of such Indemnity Agreement.


                                   ARTICLE IV

                             Payments from Accounts

                  SECTION 4.1 Revenue Account -- Weekly Payments. On the last Business Day in each week (a "Weekly Distribution Date"), the Security Agent shall distribute, from the cash available in the Revenue Account (after making any distributions then required by Section 4.4 hereof), the following amounts in the following order of priority:

                  (a) first, to the Partnership for the benefit of the Persons entitled thereto and in the respective amounts as specified in writing by the Partnership (provided that the payments for coal purchased and for the transportation costs of coal shall be paid by the Security Agent directly to the Persons entitled thereto), an amount equal to the Cash Operating Costs then due and owing by the Partnership for the preceding week (other than payments in respect of real and personal property taxes); provided that, upon the request of the Grantee the Partnership shall, at the time of requesting any amount to be paid pursuant to this clause "first", submit to the Grantee copies of invoices or other evidence of the expense to be paid;

                  (b) second, to the Grantee, an amount (as certified to the Security Agent by the Grantee) equal to the amount then due and owing to any Lender pursuant to Section 5 or Section 3A.10 of the Reimbursement Agreement; and

                  (c) third, to the Grantee, an amount (as certified to the Security Agent by the Grantee) equal to any Administration Fee that is then due and payable to the Agent.

                  SECTION 4.2 Revenue Account -- Monthly Payments. On each Monthly Distribution Date, the Security Agent shall distribute, from the cash available in the Revenue Account (after making any distribution then required by Section 4.1), the following amounts in the following order of priority:

                  (a) first, to the Property Tax Account, an amount equal to one-twelfth of the real and personal property taxes becoming due and payable within the next succeeding 12 months (based on estimates of such taxes and the increase in the Value of the Property Tax Account that will occur during such 12 months, in each case made in good faith to the best of the Partnership's knowledge), as certified to the Security Agent by the Partnership;

                  (b) second, (on a pro rata basis if there are insufficient funds to make the transfers contemplated by subclauses (i) and (ii) of this clause "second") (i) to the Senior Debt Service Account, an amount (as certified to the Security Agent by the Grantee) equal to:

                           (a) (x) the interest on all outstanding Loans accrued
                  and unpaid during the one-month period ended on such Monthly Distribution Date (together with any deficiency in the accumulation of such amount during any preceding period or periods) plus (y) an amount equal to the amount then due and payable by the Partnership with respect to the Swaps (together with any deficiency in the accumulation of such amount during any preceding period or periods ); plus

                           (b) if any such interest on outstanding Loans or
                  amount payable with respect to the Swaps is due and payable on a date that is on or before the next succeeding Monthly Distribution Date, an amount equal to the excess of (1) all such interest on outstanding Loans and other amounts payable with respect to the Swaps which will be due and payable on such date over (2) the amount then on deposit in the Senior Debt Service Account for the purpose of paying such interest on outstanding Loans and such amounts payable with respect to the Swaps including any amounts then deposited pursuant to clause (a) above; and

                           (ii) to the Issuing Bank, an amount (as certified to the Security Agent by the Issuing Bank) equal to the Debt Service Letter of Credit Fee then due and payable;

                  (c) third, (on a pro rata basis if there are insufficient funds to make the transfers contemplated by subclauses (i) and (ii) of this clause "third") (i) to the Senior Debt Service Account, an amount (as certified to the Security Agent by the Grantee) equal to:

                           (a) one-third of the principal amount of the Term
                  Loans which is due and payable on such Monthly Distribution Date or, if no such amount is due and payable on such date, one-third of the principal amount of the Term Loans which is due and payable on the next succeeding Installment Payment Date (together with any deficiency in the accumulation of such amount during any preceding month or months since the last Installment Payment Date); less

                           (b) any increase in the Value of the Senior Debt
                  Service Account which occurred during such month as a result of earnings on the amounts on deposit therein; and

                           (ii) to the Issuing Bank, an amount (as certified to the Security Agent by the Issuing Bank) equal to the Debt Service Letter of Credit Loans then due and payable; and

                  (d) fourth, to the Grantee, an amount (as certified to the Security Agent by the Grantee) equal to the aggregate amount of Senior Debt that is then due and payable to any Lender under the Project Documents, other than amounts (a) in respect of the principal of or interest on the Loans, (b) in respect of any Administration Fee or any Debt Service Letter of Credit Fee or (c) pursuant to Section 5 or
         Section 3A.10 of the Reimbursement Agreement.

                  SECTION 4.3 Revenue Account -- Quarterly Payments. On each Quarterly Distribution Date the Security Agent shall distribute, from the cash available in the Revenue Account (after making any distributions then required by Section 4.1 or 4.2), an amount (as certified to the Security Agent by the Grantee) equal to the sum of (a) Available Project Cash Flow of the Partnership for the three-month period ended on the immediately preceding Installment Payment Date (or, with respect to the first Quarterly Distribution Date to occur after the Effective Date, the period commencing on the Effective Date and ending on the Installment Payment Date immediately preceding such Quarterly Distribution Date) and (b) the aggregate amount of Revenues (other than Project Revenues) deposited in the Revenue Account during such period, in the following order of priority:

                      (i) first, to the Issuing Bank, an amount (as certified to the Security Agent by the Issuing Bank) equal to the outstanding principal amount of all Debt Service Letter of Credit Loans; and

                     (ii) second, to the Debt Protection Account, an amount (as certified to the Security Agent by the Grantee) equal to the remainder of such Available Project Cash Flow and Revenues.

; provided, that for purposes of determining the amount to be transferred from the Revenue Account by the Security Agent pursuant to this Section 4.3 on the Quarterly Distribution Date next succeeding the Effective Date, there shall be added to the sum of (a) and (b) above an amount (as certified to the Security Agent by the Grantee) equal to the cash on deposit in the Accounts on the Effective Date after the transfers pursuant to Section 4.11 hereof have been made.

                  SECTION 4.4 Senior Debt Service Account. (a) On each date on which any interest on or principal of the Senior Debt becomes due and payable pursuant to the Reimbursement Agreement or the Notes, the Security Agent shall distribute to the Grantee, from the cash available in the Senior Debt Service Account, an amount equal to such interest or principal then due and payable, as specified in writing by the Grantee, for application by the Grantee in accordance with the provisions of the Reimbursement Agreement. Any interest on or principal of the Senior Debt which is not paid when due because of insufficient cash available in the Senior Debt Service Account or otherwise shall continue to be due, shall accrue interest from the date due to the date paid at the rate provided for in the Reimbursement Agreement, and shall be payable as an expense pursuant to Section 4.1 hereof.

                  (b) In the event that, on any date on which a payment of interest on or principal or other amount (including any, Administration Fee or Debt Service Letter of Credit Fee or any amount payable with respect to any
Swap) in respect of the Senior Debt becomes due and payable pursuant to the Reimbursement Agreement, the Notes or any of the Security Documents, there shall be insufficient cash available in the Senior Debt Service Account, and the Debt Protection Account to make such payment, the Security Agent shall immediately so notify the Grantee and the Grantee shall make a drawing under the Debt Service Letter of Credit in an amount equal to the lesser of the amount available to be drawn upon under the Debt Service Letter of Credit and the amount required to make such payment of interest or principal or other amount in full, and apply the proceeds of such drawing to such payment.

                  (c) If at any time the amount on deposit in the Senior Debt Service Account shall exceed the then outstanding amount of the Senior Debt together with both the interest anticipated to accrue thereon and the, Debt Service Letter of Credit Fees and Administration Fees anticipated to be due and payable until the date scheduled for the payment in full of the Senior Debt (as determined in good faith by the Partnership or, if the Grantee shall disagree with the Partnership's determination, by the Grantee), the Security Agent shall, upon receipt of a certificate signed by the Treasurer of the Partnership (and countersigned by the Grantee), certifying as to the amount of such excess in the Senior Debt Service Account and stating that no Default or Event of Default has occurred and is continuing, transfer such excess amount from the Senior Debt Service Account to the Debt Protection Account.

                  SECTION 4.5 Distributions from the Debt Protection Account.
To the extent that at any time the cash then available in the Revenue Account is insufficient (i) to pay the Cash Operating Costs then due, or (ii) to pay principal and interest and any other amount then due and payable in respect of the Senior Debt, after giving effect to transfers from the Senior Debt Service Account pursuant to Section 4.4 hereof, or (iii) to deposit into the Senior Debt Service Account the amount required to be deposited therein pursuant to Section 4.2 hereof, or (iv) to transfer to the Issuing Bank the outstanding principal amount of the Debt Service Letter of Credit Loans in accordance with Section 4.3 hereof or (v) to transfer any amounts then due and owing to any Swap Counterparty with respect to any Swap in accordance with
Section 4.2 hereof, the Security Agent shall immediately so notify the Grantee and obtain the cash necessary to make such payment, deposits and transfers (in accordance with a certificate of the Grantee) from the cash available in the Debt Protection Account.

                  SECTION 4.6 Debt Protection Account. On each Partnership Distribution Date, the Security Agent shall distribute, from the cash available in the Debt Protection Account (after giving effect to any deposit in the Debt Protection Account made on such date pursuant to Section 4.3 hereof), the following amounts in the following order of priority, all as specified in a certificate of the Treasurer of the Partnership, approved in writing by the
Grantee:

                  (i) first, upon receipt of a certificate of the Grantee certifying that a mandatory prepayment of the Term Loans is required to be made by the Partnership on such Partnership Distribution Date pursuant to Section 3.3(b)(ii) of the Reimbursement Agreement, to the Grantee for application to such mandatory prepayment, all amounts then on deposit in the Debt Protection Account;

                  (ii) second, if the Partnership shall have delivered to the Security Agent a Distribution Certificate (countersigned by the Grantee), to the Partnership an amount (as certified to the Security Agent by the Partnership and the Grantee) equal to the regional and central support costs allocated to the Project;

                  (iii) third, if the Partnership shall have delivered to the Security Agent a Distribution Certificate (countersigned by the Grantee), to Cogentrix Virginia, an amount (as certified to the Security Agent by the Partnership and the Grantee) equal to the Overhead Fee then due and payable (or previously due but unpaid plus interest thereon as provided in the Operation and Maintenance Agreement) by the Partnership to Cogentrix Virginia;

                  (iv) fourth, if the Partnership shall have delivered to the Security Agent a Distribution Certificate (countersigned by the Grantee), to Cogentrix Virginia, an amount (as certified to the Security Agent by the Partnership and the Grantee) equal to the Incentive Compensation Fee, if any, which is then due and payable (or previously due but unpaid plus interest thereon as provided in the Operation and Maintenance Agreement) by the Partnership to Cogentrix Virginia;

                  (v) fifth, if the Partnership shall have delivered to the Security Agent a Distribution Certificate (countersigned by the Grantee), to the obligors in respect of Junior Working Capital Loans, an amount (as certified to the Security Agent by the Partnership and the Grantee) equal to the principal of and interest on and other amounts then due and owing in respect of Junior Working Capital Loans; and

                  (vi) sixth, if the Partnership shall have delivered to the Security Agent a Distribution Certificate (countersigned by the Grantee), to the Partnership, an amount equal to the remainder of the cash available in the Debt Protection Account on such Partnership Distribution Date.

                  If the Partnership has not delivered a Distribution Certificate on any Partnership Distribution Date, the Partnership may deliver such certificate on any Business Day thereafter that is prior to the next succeeding Partnership Distribution Date and the Security Agent shall, on the first Business Day after such delivery, transfer from the Debt Protection Account in accordance with clauses "second" through "sixth" above, an amount equal to the lesser of (a) the cash then available in the Debt Protection Account and (b) the cash that was available in the Debt Protection Account on the immediately preceding Partnership Distribution Date.

                  SECTION 4.7 Special Payment Account. All Special Payments deposited in the Special Payment Account after the Effective Date shall be distributed from time to time by the Security Agent to the Grantee, upon receipt by the Security Agent of a written request therefor from the Grantee, and shall be applied to the prepayment of the Term Loans as provided in Section 3.3(b)(iii) of the Reimbursement Agreement.

                  SECTION 4.8 Property Tax Account. On each date on which any real or personal property taxes are due and payable by the Partnership, the Security Agent shall transfer to the governmental authority or authorities referred to below, from the cash available in the Property Tax Account, an amount equal to such taxes, provided that the Security Agent shall have received a certificate signed by the Treasurer of the Partnership, specifying the amount or amounts of such taxes and the governmental authority or authorities to which such taxes are payable. Any such taxes not paid when due because of insufficient cash available in the Property Tax Account shall be payable as a Cash Operating Cost pursuant to clause "first" of Section 4.1. If any amount shall remain on deposit in the Property Tax Account immediately after making any transfer from said Account pursuant to the first sentence of this Section 4.8, the Security Agent shall transfer such remaining amount to the Revenue Account.

                  SECTION 4.9  [intentionally omitted]

                  SECTION 4.10 Transfers Following Events of Default Acceleration. (a) Upon receipt by the Security Agent of written notice from the Grantee stating that an Event of Default under the Reimbursement Agreement has occurred and is continuing, the Security Agent shall thereafter transfer cash from the Revenue Account pursuant to clause "first" of Section 4.1 hereof and/or clause "first" of Section 4.2 hereof only after receiving the prior written consent of the Grantee until notified in writing by the Grantee that such Event of Default has been waived by the Secured Parties or cured. Such notice shall be given by the Grantee promptly following any such waiver or cure.

                  (b) If the Grantee shall at any time notify the Security Agent in writing that an Event of Default under the Reimbursement Agreement has occurred and is continuing and that as a result thereof the entire outstanding principal amount of the Loans has become due and payable, then the Security Agent shall, if requested by the Grantee, promptly withdraw the cash and investments on deposit in the Accounts to the extent necessary to pay in full the Senior Debt (as certified to the Security Agent by the Grantee) and deliver the same to the Grantee, to be applied forthwith to the payment of the Senior Debt. The Grantee agrees that it shall not request the Security Agent to make any withdrawal contemplated by the preceding sentence unless the entire outstanding principal amount of the Loans has become due and payable as a result of an Event of Default under the Reimbursement Agreement.

                  SECTION 4.11 Transfers from Accounts on the Effective Date. On the Effective Date, the Security Agent shall distribute to the Partnership all of the cash available on such date in the Accounts (other than the Revenue Account) as defined in the Existing Security Deposit Agreement.

                  SECTION 4.12 Insurance Proceeds Account. (a) The Partnership and the Grantee shall deposit in the Insurance Proceeds Account all payments received by the Partnership or the Agent from any insurer pursuant to any insurance against loss or damage to the Project, or to any other insurable Collateral, maintained by the Partnership pursuant to Section 7.3 of the Reimbursement Agreement. The Partnership and the Grantee shall also deposit in the Insurance Proceeds Account the proceeds of any condemnation, requisition or other governmental taking of any portion of the Project received by it.

                  (b) All moneys and securities at any time on deposit in the Insurance Proceeds Account, including all interest or other income earned with respect thereto, are herein called the "Insurance Proceeds Deposits".

                  (c) The Insurance Proceeds Deposits shall be accumulated in the Insurance Proceeds Account and held therein until paid to or upon the order of the Partnership as provided in paragraph (d) of this Section 4.12, or paid to the Grantee as provided in paragraph (e) or (f) of this Section 4.12, or returned to the Partnership as provided in Section 8.2 hereof.

                  (d) Subject to the provisions of paragraphs (e) and (f) of this Section 4.12, moneys on deposit in the Insurance Proceeds Account shall be paid over to or upon the order of the Partnership to reimburse it for, or to pay, the cost of renewing, repairing, rebuilding or otherwise replacing the damaged or destroyed or condemned property in respect of which such moneys were received, upon the receipt by the Security Agent of a certificate of the Treasurer of the Partnership, countersigned by the Grantee, (i) describing in reasonable detail the work done and materials purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or condemned property, (ii) stating the specific amount requested to be paid over to or upon the order of the Partnership, that such amount is requested to reimburse the Partnership for, or to pay, the cost of such renewal, repair, rebuilding or other replacement and that such amount, together with amounts remaining in the Insurance Proceeds Account for such purpose and other funds of the Partnership available for such purpose, are sufficient to pay in full the cost of such renewal, repair, rebuilding or other replacement, and (iii) stating that no Default or Event of Default has occurred and is continuing.

                  (e) If the Grantee shall at any time notify the Security Agent in writing that an Event of Loss has occurred, the Security Agent shall to the extent requested in such writing promptly withdraw the Insurance Proceeds Deposits from the Insurance Proceeds Account and deliver the same to the Grantee, for application by the Grantee to the payment of the Obligations in such order as the Secured Parties may determine.

                  (f) If the Grantee shall at any time notify the Security Agent in writing that an Event of Default under the Reimbursement Agreement has occurred and is continuing, then the Security Agent shall, if and to the extent requested in such writing by the Grantee, promptly withdraw the Insurance Proceeds Deposits from the Insurance Proceeds Account and deliver the same to the Grantee, to be held by the Grantee and applied to the payment of the Obligations as they become due in such order as the Secured Parties may determine.

                                    ARTICLE V

                                   Investment

                  Any cash held by the Security Agent in any Account shall be invested by the Security Agent from time to time as directed in writing by the Partnership (unless the Grantee shall have notified the Security Agent that an Event of Default shall have occurred and is continuing and that the Security Agent's authority to invest and reinvest at the written direction of the Partnership is suspended) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. The Security Agent shall have no liability for any loss resulting from any such investment other than by reason of its wilful misconduct or gross negligence. Any such investment may be sold (without regard to maturity date) by the Security Agent whenever necessary to make any distribution required by this Agreement.


                                   ARTICLE VI

                                 Security Agent

                  SECTION 6.1 Rights, Duties, Etc. The acceptance by the Security Agent of its duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to the Security Agent's rights, duties, liabilities and immunities:

                  (a) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it;

                  (b) it shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Security Agent in good faith believes to be genuine;

                  (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, wilful misconduct or bad faith;

                  (d) it may consult with and obtain advice from counsel in the event of any dispute or question as to the construction of any provision hereof;

                  (e) it shall have no duties as Security Agent except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its prior written consent thereto;

                  (f) it may execute or perform any duties hereunder either directly or through agents or attorneys;

                  (g) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Security Agent hereunder; and

                  (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity (it being understood and agreed that the general indemnity of the Partnership will constitute a reasonable indemnity).

                  SECTION 6.2 Resignation or Removal. (a) The Security Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Security Agent as hereinafter provided.

                  (b) The Partnership (with the written approval of the Grantee) or the Grantee may remove the Security Agent at any time by giving notice to each other party to this Agreement, such removal to be effective upon the appointment of a successor Security Agent as hereinafter provided.

                  (c) In the event of any resignation or removal of the Security Agent, a successor Security Agent, which shall be a bank or trust company organized under the laws of the United States of America or of the State of New York or North Carolina, having its principal corporate trust office in New York or North Carolina and a capital and surplus of not less than $100,000,000, shall be appointed by the Grantee, subject to the approval of the Partnership (which approval shall not be unreasonably withheld). If a successor Security Agent shall not have been appointed and accepted its appointment as Security Agent hereunder within 45 days after such notice of resignation of the Security Agent or such notice of removal of the Security Agent, the Security Agent or the Grantee may apply to any court of competent jurisdiction to appoint a successor Security Agent to act until such time, if any, as a successor Security Agent shall have accepted its appointment as above provided. Any successor Security Agent so appointed by such court shall immediately and without further act be superseded by any successor Security Agent appointed by the Grantee with the approval of the Partnership as above provided. Any such successor Security Agent shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and thereupon such successor Security Agent shall succeed to all the rights and duties of the Security Agent hereunder and shall be entitled to receive the Accounts from the predecessor Security Agent.


                                   ARTICLE VII

                                 Determinations

                  SECTION 7.1 Value. Cash and Permitted Investments on deposit from time to time in the Accounts shall be valued by the Security Agent as follows:

                  (a) cash shall be valued at the face amount thereof; and

                  (b) Permitted Investments shall be valued at the lesser of the face amount thereof and the purchase price thereof.

                  The term "Value" shall mean, with respect to any Account, the aggregate value of the cash and Permitted Investments then on deposit in such Account, valued in accordance with the provisions of this Section 7.1.

                  SECTION 7.2 Other Determinations. The Partnership, the Grantee and the Security Agent shall establish procedures pursuant to which the Security Agent may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Security Agent from cash available in the Accounts. In the event of any dispute as to any such amount, the Security Agent is authorized and directed to retain in its possession without liability to anyone all or any part of the cash available in the Accounts until such dispute shall have been settled by mutual agreement of the Partnership and the Grantee or by a final order, decree or judgment of a Federal or State court of competent jurisdiction located in the State of North Carolina or the State of New York, and time for an appeal has expired and no appeal has been perfected, but the Security Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                  SECTION 7.3 Available Cash. In determining the amount of available cash in any Account at any time, in addition to any cash then on deposit in such Account, the Security Agent shall treat as available cash the amount which the Security Agent would have received on such day if the Security Agent had liquidated all the Permitted Investments (at then prevailing market prices) then on deposit in such Account. The Security Agent will use its best efforts to sell Permitted Investments such that actual cash is available on each date on which each distribution is to be made pursuant to this Agreement so that the Security Agent can make such distribution in cash on such date.

                                  ARTICLE VIII

                                  Miscellaneous

                  SECTION 8.1 Fees and Indemnification of Security Agent. The Partnership and Cogentrix Virginia jointly and severally agree to pay such fees as the Security Agent charges as compensation for its services under this Agreement. In addition, the Partnership and Cogentrix Virginia hereby jointly and severally assume liability for and agree to indemnify, protect, save and keep harmless the Security Agent and its respective successors, assigns, agents and servants, from and against any and all claims, liabilities, obligations, losses, damages, penalties, costs and expenses that may be imposed on, incurred by, or asserted against, at any time, the Security Agent (whether or not also indemnified against by the Partnership or any other Person under any contract or instrument) and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Permitted Investments, the retention of cash and Permitted Investments or the proceeds thereof and any payment, transfer or other application of cash or Permitted Investments by the Security Agent in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Security Agent made in good faith in the conduct of its duties; except that neither the Partnership nor Cogentrix Virginia shall be required to indemnify, protect, save and keep harmless the Security Agent against its own gross negligence, active or passive, or wilful misconduct. The indemnities contained in this Section 8.1 shall survive the termination of this Agreement.

                  SECTION 8.2 Termination, Etc. The provisions of Article III with respect to the Accounts shall terminate on the date on which all Secured Obligations shall have been paid in full and the Reimbursement Agreement shall have been terminated. Promptly after such termination (x) any Permitted Investments in the Accounts shall be liquidated, (y) a reconciliation shall be made of the distributions made from the Accounts and any necessary adjustments to the balances of the Accounts as a result of such reconciliation shall be made and (z) the moneys in the Accounts (after giving effect to such liquidation and such adjustments) shall be distributed to the Partnership. Any taxes payable as a result of any distribution from any Account pursuant to this Section 8.2 shall be paid by the Partnership from the moneys distributed to the Partnership pursuant to this Section 8.2 or otherwise and shall not be treated as an expense of the Facility for purposes of any Project Document.

                  SECTION 8.3 Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

                  SECTION 8.4 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  SECTION 8.5 Amendments. This Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

                  SECTION 8.6 Applicable Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to agreements made and to be performed entirely in such State, including all matters of construction, validity and performance.

                  SECTION 8.7 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall become effective, if mailed, five Business Days after being deposited in the United States mail, proper postage for first-class mail affixed thereto or, if delivered by hand or courier service or in the form of a telex, telecopy or telegram, when received, and shall be directed to the address or telex or telecopy number of such Person designated pursuant to the Reimbursement Agreement, or in the case of the Security Agent, to First Union National Bank, 230 South Tryon Street, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Department, or such other address or telex or telecopy number as may be specified from time to time by any such Person.

                  SECTION 8.8 Limitations on Recourse. Notwithstanding anything contained in this Agreement or in any other document, certificate or instrument executed by any Affiliated Obligor, the Grantee and the Security Agent (collectively, the "Bank Parties") agree that, except as hereinafter set forth, their rights in respect of all of the obligations and liabilities of the Partnership to the Bank Parties or any of them now or in the future existing under or in connection with this Agreement (the "Security Deposit Obligations") shall be limited to satisfaction out of, and enforcement against, (i) with respect to the Grantee, the Collateral and (ii) with respect to the Security Agent, the Accounts. The Collateral and Accounts are hereinafter referred to as the "Limited Recourse Collateral." The Bank Parties also hereby acknowledge and agree that, except for the Affiliated Obligors, no other Person (including, but not limited to, Edison International, Southern California Edison Company, The Mission Group, EME, Cogentrix Energy,

Delaware Holdings, CHC or the Parent, or any present or future officer, employee, servant, controlling Person, manager, agent, authorized representative (including any member of the Partnership's Management Committee) or stockholder of Edison International, Southern California Edison Company, The Mission Group, EME, Cogentrix Energy, Delaware Holdings, CHC or the Parent) (collectively, the "Non-Recourse Persons") shall have any liability to all or any of the Bank Parties (such liability, including such as may arise by operation of law, being hereby expressly waived) for the payment of any sums now or hereafter owing by the Partnership under this Agreement or any other Project Document or for the performance of any of the obligations of the Affiliated Obligors contained herein or therein or shall otherwise be liable or responsible with respect thereto, except as hereinafter set forth. Accordingly, dividends or other distributions made by a Partner to its shareholders (other than dividends or other distributions made by Cogentrix Virginia to the Parent) shall not be deemed to be Limited Recourse Collateral in which the Bank Parties have any security or other interest. If any Default or Event of Default shall occur or if any claim of the Bank Parties against the Partnership or alleged liability to the Bank Parties of any Affiliated Obligor shall be asserted under this Agreement or any other Project Document, the Bank Parties agree that, except as hereinafter set forth, they shall not have the right to proceed directly or indirectly against the Non-Recourse Persons or against their respective properties and assets (other than the Limited Recourse Collateral) for the satisfaction of any Security Deposit Obligations or of any such claim or liability or for any deficiency judgment (except to the extent enforceable out of the Limited Recourse Collateral to which a Bank Party is entitled) in respect of the Security Deposit Obligations or any such claim or liability. In furtherance of this Agreement, each Bank Party hereby covenants severally and not for any other Bank Party that, in the event of a proceeding under Title 11 of the United States Code in which the Partnership or any Partner is a debtor, it shall elect to have its claims against the Partnership or any Partner treated as fully secured pursuant to 11 U.S.C. Section 1111(b)(2). Notwithstanding any of the foregoing, it is expressly understood and agreed, however, that nothing contained in this Section 8.8 shall in any manner or any way (i) constitute or be deemed to be a release of the Senior Debt or impair the enforceability of the liens and security interests and possessory rights created by or arising from this Agreement, the Reimbursement Agreement and the other Project Documents, or, except as provided in the preceding sentence, restrict the remedies available to the Bank Parties to realize upon the Limited Recourse Collateral, or (ii) affect or diminish any obligation, covenant or agreement of any Non-Recourse Person under, or any right or benefit of the Partnership or the Bank Parties under, any Project Document or any other instrument or (iii) without derogating from the meaning of Limited Recourse Collateral, affect or diminish any rights of any Person against any other Person arising from misappropriation or misapplication of any funds or for such other Person's gross negligence or willful misconduct. The foregoing acknowledgments, agreements and waivers shall survive the termination of this Agreement and shall be enforceable by any Non-Recourse Person.

                  SECTION 8.9 Benefit of Agreement. This Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, the parties hereto have each caused this Third Amended and Restated Security Deposit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                     JAMES RIVER COGENERATION COMPANY

                                     By:   Cogentrix of Virginia, Inc., a
                                           General Partner



                                     By:   /s/ Elizabeth L. Rippetoe
                                           ----------------------------------
                                           Title:
                                                  ---------------------------

                                     By:   Capistrano Cogeneration Company, a
                                           General Partner



                                     By:   /s/ Deborah L. Gronvold
                                           ----------------------------------
                                           Title:
                                                  ---------------------------

                                     COGENTRIX OF VIRGINIA, INC.



                                     By:   /s/ Elizabeth L. Rippetoe
                                           ----------------------------------
                                           Title:
                                                  ---------------------------

                                     CREDIT LYONNAIS, as Grantee for the
                                     benefit of the Secured Parties



                                     By:   /s/ James F. Guidera
                                           ----------------------------------
                                           Title:
                                                  ---------------------------



                                     FIRST UNION NATIONAL BANK, as
                                     Security Agent



                                     By:   /s/ S. Schwartz
                                           ----------------------------------
                                           Title: Assistant Vice President
                                                  ---------------------------